SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               NOVEMBER 10, 2004
          ------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                            HEALTHSOUTH CORPORATION
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


               DELAWARE                   1-10315          63-0860407
    -------------------------------    ------------     -----------------
    (State or other jurisdiction of    (Commission       (I.R.S. Employer
    incorporation or organization)     File Number)    Identification No.)


               ONE HEALTHSOUTH PARKWAY, BIRMINGHAM, ALABAMA 35243
          ------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (205) 967-7116
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.

         On November 10, 2004, HEALTHSOUTH Corporation announced in a press release entitled "HEALTHSOUTH to Provide Business Update on December 2, 2004" that is attached hereto as Exhibit 99 and is incorporated herein by reference, that it will hold a meeting for investors in New York City on Thursday, December 2, 2004 at 8 a.m. Eastern Time, to provide an update on the status of its current operations.


ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the co-registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HEALTHSOUTH CORPORATION



                                           By:  /s/  Gregory L. Doody
                                                -----------------------------
                                                Gregory L. Doody
                                                Executive Vice President,
                                                General Counsel and Secretary


Dated:  November 11, 2004

                                 EXHIBIT INDEX

Exhibit No.          Description

99 Press release of HEALTHSOUTH Corporation dated November 10, 2004.

                                                                 EXHIBIT 99


           HEALTHSOUTH TO PROVIDE BUSINESS UPDATE ON DECEMBER 2, 2004

BIRMINGHAM, ALABAMA, NOVEMBER 10, 2004 -- HEALTHSOUTH Corporation (OTC Pink
Sheets: HLSH) today announced it will hold a meeting for investors in New York City on Thursday, December 2, at 8 a.m. Eastern Time, to provide an update on the status of its current operations. The company expects the meeting to conclude by 9:30 a.m. Eastern Time.

The meeting will be held in the 3rd floor auditorium of the J.P. Morgan Chase World headquarters at 270 Park Avenue. Individuals attending the meeting in person should allow ample time for security. Photo identification will be required.

Individuals will also be able to access the meeting via teleconference or a live Internet broadcast. To access the meeting by phone, please dial 800-593-9983 and enter pass code 3935568. International callers should dial 630-395-0252 and use the same pass code. A digital recording will be available, beginning approximately two hours after the completion of the meeting, from December 2, 2004 to December 17, 2004. To access the recording, please dial 866-397-1432. International callers should dial 203-369-0539.

The Internet broadcast will be available at http://www.healthsouth.com by clicking on an available link. The Webcast will be archived for replay purposes for two weeks after the live broadcast on the same Web site.

A copy of the slide presentation that HEALTHSOUTH plans to use during the meeting will be filed with the U.S. Securities and Exchange Commission and will also be posted on the Company's Web site at http://www.healthsouth.com .


ABOUT HEALTHSOUTH

HEALTHSOUTH is the nation's largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, operating facilities nationwide. HEALTHSOUTH can be found on the Web at http://www.healthsouth.com.


Media Contact:   Andy Brimmer, 205-410-2777